UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): January 1, 2014

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	98-0501168
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code:  (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On December 4, 2013, The Board of Directors of Deep Well Oil & Gas, Inc. (the “Company”), by written consent, appointed Mr. Malik Youyou as Vice Chairman of Deep Well Oil & Gas, Inc., effective January 1, 2014. Mr. Malik Youyou accepted the appointment on December 4, 2013.  Mr. Youyou has been a Director of Deep Well Oil & Gas, Inc. since August 20, 2008.

Item 9.01           Financial Statements and Exhibits.

The Company issued a press release on January 7, 2014 announcing the appointment of Mr. Malik Youyou as Vice Chairman of Deep Well Oil & Gas, Inc., which is filed herewith as Exhibit 99.1.

(a)  Financial Statements

Not Applicable.

(d)  Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
99.1	Press Release dated January 7, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: January 7, 2014	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
Chairman and CEO

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